US bancorp                                                     PIPER JAFFRAY
                                                                 COMPANIES


                              U.S. BANCORP ACQUIRES
                          PIPER JAFFRAY COMPANIES INC.

                                DECEMBER 15, 1997

                               STRATEGIC OVERVIEW
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                   o Focuses on our clients' needs
                     -- Equity and debt underwriting
                     -- Equity research, sales & trading
                     -- M&A advisory services
                     -- Expanded private financial services
                     -- Expanded retail brokerage network

                   o  Regionally based -- nationally competitive

                   o  Provides business line synergies

                   o  Builds shareholder value - IRR > 16%


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


                               TRANSACTION SUMMARY
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Subsidiary Name:       U.S. Bancorp Piper Jaffray
                       Addison L. Piper, Chairman & CEO

Purchase Price:        $730 million

Payment Method:        Cash

Per Share:             $37.25

Accounting Treatment:  Purchase accounting

Due Diligence:         Completed

Anticipated Closing:   2Q98

Employee Retention:    Retention bonuses to key employees


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


                                     PRICING
-------------------------------------------------------------------------------



                                              RECENT REGIONAL      PUBLICLY
                            ACQUISITION       SECURITIES FIRM       TRADED
                              MULTIPLE        ACQUISITIONS(C)      PEERS(D)
------------------------- -----------------  ------------------ --------------
Last 12 months revenues         1.2x                 1.3x            1.6x
Last 12 months net income      13.5x(a)             14.4x           18.1x
Estimated 1998 net income      11.2x(b)                             16.0x
Book Value                      4.2x                 4.3x            3.1x
------------------------- -----------------  ------------------ --------------

(a) Represents latest 12 months net income adjusted to a normalized operating margin (15%).
(b) Represents purchase price divided by 1998 estimated net income plus fully phased in cost savings.
(c) Alex Brown, Dillon Read, Robertson Stephens, Montgomery Securities, Oppenheimer & Co., Wheat First, Furman Selz. Source: Company presentations
(d)  Raymond James, EVEREN, Interra, Morgan Keegan and McDonald & Co. Source:
     Company 10Qs. Stock prices as of 12/12/97.
--------------------------------------------------------------------------------


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


                            EXCELLENT GEOGRAPHIC FIT
--------------------------------------------------------------------------------


o 1,000 U.S. Bank offices combined with 89 Piper Jaffray retail offices in 19 states.
o    Will comprise the 11th largest retail brokerage network in the U.S.


MAJOR CITIES:

Minneapolis/St. Paul
Denver
Seattle
Portland
Milwaukee                                    [Map of U.S.]
Kansas City
San Francisco
Des Moines
Phoenix


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


                        COMPLEMENTARY BUSINESS STRENGTHS
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    VALUE ADDED BY PIPER JAFFRAY                VALUE ADDED BY U.S. BANCORP
    ----------------------------                ---------------------------
o  Corporate finance capabilities          o  Extensive regional corporate
                                              relationships
   -- Underwriting - debt & equity            -- 40,500 middle market customers
   -- Research                                -- Middle market strength
   -- M&A advisory                            -- Commercial banking products &
                                                 services
o Over $12 billion of assets under         o Over $55 billion of assets
  management                                 under management
o Private client services/products         o 52,000 private banking and personal
o Trading expertise                          trust relationships
o Retail and corporate customers           o Significantly greater distribution
  -- $42.8 billion of clients funds          channels
  -- 122,000 households                      -- Retail banking products &
                                                services
                                             -- 4.0 million households
                                           o  Technology investment


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         Leading diversified financial services provider to
         corporations, municipalities and individuals in our geographic territory.
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


                          CAPITAL MARKETS CAPABILITIES


                                     INVESTMENT BANKING
--------------------------------------------------------------------------------------------

       FIXED INCOME             MERGERS & ACQUISITIONS               EQUITY
       ------------             ----------------------               ------
-- Managed/co-managed 785     -- 28 transactions worth    -- Managed/co-managed 38
   offerings raising $14         $2.6 billion in 1997        public offerings raising
   billion in fiscal 1997     -- Focused industry            $2.9 billion in fiscal 1997
-- Among top ten tax-exempt      expertise                -- Raised over $265 million in
   underwriters                                              private equity in recent years


     INSTITUTIONAL SALES & TRADING                        RESEARCH
-------------------------------------------     --------------------------------
-- One of the largest non-New York based        -- Industry focused
   sales and Nasdaq trading firms               -- Institutionally driven
-- 1.9 billion Nasdaq shares traded in fiscal      product
   1997                                         -- 50 research analysts
-- 38 institutional equity sales executives

                              RETAIL BROKERAGE AND
                          PRIVATE BANKING CAPABILITIES
--------------------------------------------------------------------------------

                  o    1,235 investment executives in 89 offices

                  o    $6.2 billion in individual assets under management

                  o    400,000 total retail accounts

                  o    $42.8 billion of client funds in brokerage accounts

--------------------------------------------------------------------------------


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


         [Bar graph titled TOTAL ASSETS UNDER MANAGEMENT showing the following information]

               Year                          Total Assets
                                             ($ billions)
               1990                               12.9
               1991                               15.0
               1992                               17.3
               1993                               21.7
               1994                               24.6
               1995                               29.2
               1996                               39.3
               3Q97                               55.3
             Pro Forma                            68.1



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


                                     SUMMARY
--------------------------------------------------------------------------------

                       o Focuses on our clients' needs
                            - Equity and debt underwriting
                            - Equity research, sales & trading
                            - M&A advisory services
                            - Expanded private financial services
                            - Expanded retail brokerage network
                       o Regionally based -- nationally competitive
                       o Provides business line synergies
                       o Builds shareholder value - IRR > 16%

--------------------------------------------------------------------------------


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